UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

Stellar Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Ontario	0-31198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

544 Egerton Street - London, ON N5W 3Z8
(Address of principal executive offices & zip code)

Registrant’s telephone number, including area code: (519) 434-1540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS.

On November 8, 2007, Stellar Pharmaceuticals Inc. (the "Company") issued a press release announcing its third quarter results, attached herein as exhibit 99.1 is the press release and financial statements for the period ended September 30, 2007.

The information contained in this Current Report under Item 8.01, is included herein under exhibit 99.1

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

(b)   PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)   EXHIBITS.

EX-99.1

Stellar Pharmaceuticals Announces Profitability for Third Quarter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2007		Stellar Pharmaceuticals Inc.

	By:	/s/ Janice Clarke
Janice Clarke Chief Financial Officer